UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2015

ATHENS BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	1-34534	27-0920126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 Washington Avenue, Athens, Tennessee 37303

(Address of principal executive offices, including zip code)

(423) 745-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Athens Bancshares Corporation (the “Company”) held its annual meeting of shareholders on May 20, 2015. The final voting results on each matter submitted to a vote of shareholders are as follows:

1.	The following individuals were elected as directors to serve for three year terms or until their successors are elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
Elaine M. Cathcart	1,359,335	59,924	272,693
Jeffrey L. Cunningham	1,411,006	8,253	272,693
G. Timothy Howard	1,355,257	64,002	272,693

2.	The appointment of Mauldin & Jenkins, LLC to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
1,683,400	1	8,551	0

3.	The resolution to approve the compensation of the Company’s named executive officers, as disclosed in the proxy statement, was approved by the following non-binding, advisory vote:

For	Against	Abstain	Broker Non-Votes
1,352,604	41,422	25,233	272,693

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATHENS BANCSHARES CORPORATION

Date: May 20, 2015	By:	/s/ Michael R. Hutsell
Michael R. Hutsell
Treasurer and Chief Financial Officer